united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE  19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 6/30

Date of reporting period: 6/30/2020

Item 1. Reports to Stockholders.

Boyd Watterson Limited Duration Enhanced
Income Fund

Class A Shares – BWDAX
Class C Shares – BWDCX
Class I Shares – BWDIX
Class I2 Shares – BWDTX

Annual Report
June 30, 2020

1-877-345-9597

www.boydwattersonfunds.com

Boyd Watterson Asset Management, LLC
1301 East 9th Street, Suite 2900
Cleveland, Ohio 44114
Distributed by Northern Lights Distributors, LLC
Member FINRA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.boydwattersonfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically, or to continue receiving paper copies of shareholder reports, which are available free of charge, by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

Limited Duration Enhanced Income Fund
June 30, 2020

Dear Investors and Consultants,

Thank you for your confidence in Boyd Watterson Asset Management and for allowing us to manage a portion of your assets in the Boyd Watterson Limited Duration Enhanced Income Fund.

Fund Objectives:

The Boyd Watterson Limited Duration Enhanced Income Fund (the “Fund”) seeks (i) income generation as a principal objective and (ii) capital preservation and total return as secondary objectives.

Performance Discussion:

The Fund’s net return was 2.77% for I2 Class for the fiscal year ended June 30, 2020. The Fund’s benchmark, the Bloomberg Barclays 1-to-3 year Government/Credit Index1 returned 4.20% over the same period.

A “phase one” trade agreement with China, accommodative Fed, and strong rally in risk assets in the back half of 2019 fostered a sense of optimism among investors heading into the New Year. January and February proceeded normally with some follow through from the fourth quarter of 2019. Risk premiums remained on the tighter side across most non-government sectors of the fixed income market, treasuries rallied as the yield curve flattened, and the short end remained anchored. Expecting an eventual uptick in volatility, the Fund strengthened its defensive posture during this time by significantly reducing its allocation to high yield credit, where spreads were near pre-crisis tights. Proceeds were then deployed across BBB-rated corporates and various high-quality segments of the securitized market.

The landscape in March, however, changed dramatically with the market’s acknowledgement that COVID-19 was now a global health problem with intense economic consequences. Volatility was both extreme and indiscriminate, sending equities tumbling, liquidity plunging and spreads across all risk-assets widening to levels not seen since the throes of the 2008-2009 Great Recession. As a result, the Fund’s overweight to corporate credit detracted significantly from performance during the first quarter of 2020. The Fund’s modest allocation to energy negatively impacted performance as oil prices, due to the combined effects of an all-out price war between Russia and Saudi Arabia and economic stress of COVID-19, sharply declined to levels not seen since the early 2000’s.

While the coronavirus pandemic continued to dominate global headlines into the second quarter, actions taken by the Federal Reserve provided a powerful backstop to the financial markets and increased investor confidence. The subsequent rebound in risk-asset prices supported the Fund’s strong performance during the second quarter. The Fund’s corporate credit holdings contributed most to performance during the period as spreads for the sector began to make up lost ground. Cash was opportunistically deployed across both corporate credit and structured product where attractive valuations and a robust new issue market provided attractive points of entry. We believe the Fed support in these sectors, coupled with the attractiveness of yields in the U.S. relative to other developed markets, will continue to support valuations in the short-run.

7042-NLD-7/27/2020

Limited Duration Enhanced Income Fund
June 30, 2020

Given the uncertain economic backdrop, we are emphasizing security selection and avoiding some sectors we believe will be laggards in the recovery. Liquidity will remain a top priority during this challenging period, yet, given the more attractive risk premiums in the fixed income market, we will also look to balance the risk-reward opportunities.

Our expectation is for income generation to be the primary driver of returns over the medium-term. The Fund is positioned near the mid-point of its targeted duration range at quarter-end. We will continue to manage the portfolio with an up-in-quality bias across the sectors represented.

(1)	The Bloomberg Barclays 1-3 Year Govt/Credit Index is an unmanaged index which is a component of the US Government/Credit Index, which includes Treasury and agency securities (US Government Bond Index) and publicly issued US corporate and foreign debentures and secured notes (US Credit Bond Index). The bonds in the index are investment grade with a maturity between one and three years. Formerly known as Bloomberg Barclays Capital U.S. 1-3 Year Govt/Credit Bond Index. Investors cannot invest directly in an index.

7042-NLD-7/27/2020

Boyd Watterson Limited Duration Enhanced Income Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2020

Average Annual Total Return through June 30, 2020*, as compared to its benchmarks:

	One	Three	Five	Since	Since	Since
	Year	Year	Year	Inception (e)	Inception (f)	Inception (g)
Boyd Watterson Limited Duration Enhanced Income Fund - Class A	2.34%	N/A	N/A	N/A	N/A	3.58%
Boyd Watterson Limited Duration Enhanced Income Fund - Class A with load	0.03%	N/A	N/A	N/A	N/A	1.81%
Boyd Watterson Limited Duration Enhanced Income Fund - Class C	1.56%	N/A	N/A	N/A	N/A	3.03%
Boyd Watterson Limited Duration Enhanced Income Fund - Class I	2.58%	3.09%	N/A	3.25%	N/A	N/A
Boyd Watterson Limited Duration Enhanced Income Fund - Class I2 (a)	2.77%	3.25%	3.72%	N/A	3.43%	N/A
Bloomberg Barclays 1-3 Year Govt/Credit Index (b)	4.20%	2.87%	2.11%	2.72%	1.80%	4.79%
Bloomberg Barclays 1-5 Year Govt/Credit Index (c)	5.43%	3.49%	2.63%	3.31%	2.32%	6.26%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund’s investment advisor has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until October 31, 2020, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of any taxes, interest, brokerage commissions, dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation or reorganization costs) will not exceed 0.89%, 1.59%, 0.60%, and 0.40% of average daily net assets attributable to Class A, Class C, Class I, and Class I2, respectively. Class A, Class C, Class I, and Class I2’s total annual expense ratio is 0.84%, 1.59%, 0.61%, and 0.41% per the Fund’s most recent prospectus, respectively. Without waiver the expense ratios are 0.84%, 1.59%, 0.63%, and 0.62% for Class A, Class C, Class I and Class I2, respectively. For performance information current to the most recent month-end, please call toll-free 1-877-345-9597.

(a)	The Fund is the successor to the Boyd Watterson Limited Duration Mid-Grade Fund, LLC (the “Predecessor Fund”), which transferred its assets to the Fund in connection with the Fund’s commencement of operations. The Predecessor Fund was managed by the same advisor who currently manages the Fund, and had substantially similar investment objectives and strategies to those of the Fund. The performance includes the performance of the Predecessor Fund prior to the commencement of the Fund’s operations. The Predecessor Fund’s performance has been adjusted to reflect the annual deduction of fees and expenses applicable to the Class I2 Shares. The Predecessor Fund was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”).

(b)	The Bloomberg Barclays 1-3 Year Govt/Credit Index is an unmanaged index which is a component of the US Government/Credit Index, which includes Treasury and agency securities (US Government Bond Index) and publicly issued US corporate and foreign debentures and secured notes (US Credit Bond Index). The bonds in the index are investment grade with a maturity between one and three years. Formerly known as Bloomberg Barclays Capital U.S. 1-3 Year Govt/Credit Bond Index. Investors cannot invest directly in an index.

(c)	The Bloomberg Barclays 1-5 Year Govt/Credit Index is an unmanaged index which is a component of the US Government/Credit Index,which includes Treasury and agency securities (US Government Bond Index) and publicly issued US corporate and foreign debentures and secured notes (US Credit Bond Index). The bonds in the index are investment grade with a maturity between one and five years. Formerly known as Bloomberg Barclays 1-5 Year Govt/Credit Bond Index. Investors cannot invest directly in an index.

(d)	The Bloomberg Barclays U.S. Treasury 1-3 Years Index is an unmanaged index measures the performance of the US government bond market and includes public obligations of the U.S. Treasury with a maturity between 1 and up to (but not including) 3 years. Investors cannot invest directly in an index.

(e)	Class I inception date is April 13, 2017.

(f)	Class I2 inception date is July 15, 2013.

(g)	Class A and C inception date is February 28, 2019.

Comparison of the Change in Value of a $5,000,000 Investment

Top Holdings by Industry	Percentage of Net Assets
Automobiles	20.9%
Financial	11.8%
Industrial	11.1%
Other	10.7%
Consumer Cyclical	9.7%
Communications	8.4%
Consumer Non-Cyclical	5.3%
Energy	5.2%
Basic Materials	5.0%
Short-Term Investment	3.8%
Other Assets in Excess of Liabilities	8.1%
100.0%

Please refer to the Schedule of Investments in this annual report for a detailed listing of the Fund’s holdings.

Boyd Watterson Limited Duration Enhanced Income Fund
SCHEDULE OF INVESTMENTS
June 30, 2020

Par Value		Coupon Rate (%)		Maturity	Fair Value
	ASSET BACKED SECURITIES - 34.6%
	AUTOMOBILES - 20.9%
$2,090,000	AmeriCredit Automobile Receivables Trust 2016-4	2.7400		12/8/2022	$2,120,155
2,100,000	AmeriCredit Automobile Receivables Trust 2017-4	3.0800		12/18/2023	2,148,681
1,000,000	AmeriCredit Automobile Receivables Trust 2019-1	3.6200		3/18/2025	1,026,714
2,000,000	CarMax Auto Owner Trust 2017-3	3.4600		10/16/2023	2,023,007
1,000,000	CarMax Auto Owner Trust 2018-1	2.9500		11/15/2023	1,009,335
1,050,000	CarMax Auto Owner Trust 2018-2	3.9900		4/15/2025	1,073,510
4,000,000	Credit Acceptance Auto Loan Trust 2019-1 ^	3.7500		4/17/2028	4,124,853
2,000,000	Credit Acceptance Auto Loan Trust 2019-3 ^	3.0600		3/15/2029	2,039,485
1,980,000	Drive Auto Receivables Trust	4.3000		9/16/2024	2,040,266
905,149	Drive Auto Receivables Trust 2016-C ^	4.3000		9/16/2024	917,964
2,700,000	Drive Auto Receivables Trust 2018-1	3.8100		5/15/2024	2,732,950
1,225,000	First Investors Auto Owner Trust ^	4.9200		8/15/2024	1,261,765
530,000	First Investors Auto Owner Trust 2017-2 ^	2.6500		11/15/2022	532,015
1,250,000	First Investors Auto Owner Trust 2017-2 ^	5.4800		10/15/2024	1,282,202
2,000,000	First Investors Auto Owner Trust 2019-2 ^	3.8800		1/15/2026	1,970,352
1,000,000	First Investors Auto Owner Trust 2020-1 ^	4.6300		6/16/2026	1,112,360
5,750,000	Flagship Credit Auto Trust 2016-4 ^	6.4400		1/16/2024	5,932,538
1,200,000	Santander Drive Auto Receivables Trust 2017-1	3.1700		4/17/2023	1,215,138
2,000,000	Santander Drive Auto Receivables Trust 2017-3 ^	4.9700		1/15/2025	2,078,435
2,000,000	Santander Drive Auto Receivables Trust 2018-5	4.1900		10/17/2022	2,061,591
2,000,000	Santander Drive Auto Receivables Trust 2019-1	3.6500		4/15/2025	2,058,557
1,550,000	Santander Drive Auto Receivables Trust 2019-2	3.2200		7/15/2025	1,591,921
2,595,000	Santander Retail Auto Lease Trust 2019-A ^	3.6600		5/20/2024	2,624,290
248,832	Toyota Auto Receivables 2017-B Owner Trust	1.7600		7/15/2021	249,506
3,941,000	Westlake Automobile Receivables Trust 2018-1 ^	3.4100		5/15/2023	3,993,001
3,000,000	Westlake Automobile Receivables Trust 2019-1 ^	4.4900		7/15/2024	3,095,587
1,000,000	Westlake Automobile Receivables Trust 2019-2 ^	3.2000		11/15/2024	1,014,992
1,500,000	Westlake Automobile Receivables Trust 2019-3 ^	3.5900		3/17/2025	1,458,978
1,000,000	Westlake Automobile Receivables Trust 2020-2 ^	2.7600		1/15/2026	1,005,097
					55,795,245
	COMMERCIAL MORTGAGE BACKED SECURITIES - 3.0%
680,477	COMM 2012-CCRE5 Mortgage Trust ^	4.4632	#	12/10/2045	652,408
3,000,000	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C5 ^	4.5000		8/15/2045	2,420,297
2,000,000	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C6	3.9300		11/15/2045	2,032,488
843,849	Morgan Stanley Capital I Trust 2011-C1 ^	5.0330	#	9/15/2047	852,666
2,000,000	Wells Fargo Commercial Mortgage Trust 2016-NXS6	2.3990		11/15/2049	2,022,961
					7,980,820
	OTHER - 10.7%
2,000,000	Diamler Trucks Retial Trust 2019-1 ^	2.7700		8/15/2022	2,027,994
1,000,000	Dryden 33 Senior Loan Fund, Quarterly US LIBOR +2.4500% ^	3.6689	*	4/15/2029	987,970
2,000,000	JFIN CLO 2015 Ltd., Quarterly US LIBOR +1.7000% ^	2.0134	*	3/15/2026	1,901,464
2,000,000	Madison Park Funding XXIII Ltd., Quarterly US LIBOR +1.7000% ^	2.6913	*	7/27/2030	1,957,752
2,000,000	Madison Park Funding XXIV Ltd., Quarterly US LIBOR +1.7500% ^	2.8852	*	10/20/2029	1,940,074
508,167	MVW Owner Trust 2016-1 ^	2.2500		12/20/2033	500,994
2,269,837	MVW Owner Trust 2017-1 ^	2.4200		12/20/2034	2,260,890
1,440,000	Neuberger Berman CLO XV, Quarterly US LIBOR +2.0500% ^	3.2689	*	10/15/2029	1,386,745
1,250,000	Oaktree EIF III Series II Ltd., Quarterly US LIBOR +1.4500% ^	2.5849	*	7/17/2029	1,225,553
750,000	Octagon Investment Partners 47 Ltd., Quarterly US LIBOR + 4.8800% ^	5.1333	*	4/20/2031	753,750
1,500,000	Octagon Investment Partners XV Ltd., Quarterly US LIBOR +1.7500% ^	2.8852	*	7/19/2030	1,456,224
2,400,000	OZLM XII Ltd., Quarterly US LIBOR +1.6000% ^	2.3601	*	4/30/2027	2,318,486
2,000,000	PFS Financing Corp. ^	2.4000		10/17/2022	2,008,547
1,250,000	PFS Financing Corp. ^	2.8600		4/15/2024	1,289,640
695,913	Towd Point Mortgage Trust 2017-5, Monthly US LIBOR +0.6000% ^	0.7845	*	2/25/2057	691,402
772,706	Towd Point Mortgage Trust 2017-6 ^	2.7500	#	10/25/2057	800,909
2,697,768	Towd Point Mortgage Trust 2018-2 ^	3.2500	#	3/25/2058	2,854,185
2,177,937	Towd Point Mortgage Trust 2018-3 ^	3.7500	#	5/25/2058	2,356,363
					28,718,942

	TOTAL ASSET BACKED SECURITIES (Cost $92,083,476)				92,495,007

See accompanying notes to financial statements.

Boyd Watterson Limited Duration Enhanced Income Fund
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2020

Par Value		Coupon Rate (%)		Maturity	Fair Value
	CORPORATE BONDS - 53.0%
	BASIC MATERIALS - 4.3%
$3,004,000	Blue Cube Spinco LLC	9.7500		10/15/2023	$3,103,477
990,000	HB Fuller Co.	4.0000		2/15/2027	963,988
2,000,000	Huntsman International LLC	5.1250		11/15/2022	2,119,456
1,000,000	Kaiser Aluminum Corp. ^	4.6250		3/1/2028	958,010
1,500,000	NOVA Chemicals Corp. ^	5.2500		8/1/2023	1,455,923
500,000	Steel Dynamics, Inc.	5.2500		4/15/2023	504,389
2,300,000	Westlake Chemical Corp.	3.6000		7/15/2022	2,381,525
					11,486,768
	COMMUNICATIONS - 5.5%
2,500,000	Netflix, Inc.	5.7500		3/1/2024	2,715,363
100,000	Netflix, Inc.	5.8750		2/15/2025	110,761
3,000,000	Qwest Corp.	6.7500		12/1/2021	3,171,279
3,000,000	Sirius XM Radio, Inc. ^	5.3750		7/15/2026	3,107,685
1,500,000	T-Mobile USA, Inc.	6.5000		1/15/2024	1,537,223
750,000	VeriSign, Inc.	4.6250		5/1/2023	756,641
3,050,000	VeriSign, Inc.	5.2500		4/1/2025	3,385,820
					14,784,772
	CONSUMER CYCLICAL - 9.7%
2,900,000	Allison Transmission, Inc. ^	5.0000		10/1/2024	2,901,769
3,722,000	FirstCash, Inc. ^	5.3750		6/1/2024	3,754,177
2,000,000	Ford Motor Credit Co. LLC	3.3360		3/18/2021	1,985,670
2,000,000	General Motors Financial Co., Inc.	4.2000		11/6/2021	2,051,445
1,000,000	General Motors Financial Co., Inc.	4.2000		3/1/2021	1,013,355
2,230,000	Hilton Grand Vacations Borrower LLC / Hilton Grand Vacations Borrower, Inc.	6.1250		12/1/2024	2,249,278
1,850,000	Hyundai Capital America ^	3.5000		11/2/2026	1,895,630
310,000	Lennar Corp.	4.5000		4/30/2024	323,142
2,515,000	Murphy Oil USA, Inc.	5.6250		5/1/2027	2,605,691
3,305,000	Tempur Sealy International, Inc.	5.5000		6/15/2026	3,345,701
475,000	Tempur Sealy International, Inc.	5.6250		10/15/2023	481,481
3,000,000	Wolverine World Wide, Inc. ^	6.3750		5/15/2025	3,155,625
					25,762,964
	CONSUMER NON-CYCLICAL - 4.7%
3,000,000	Ashtead Capital, Inc. ^	4.1250		8/15/2025	3,067,500
3,125,000	Central Garden & Pet Co.	6.1250		11/15/2023	3,198,891
2,000,000	Ingles Markets, Inc.	5.7500		6/15/2023	2,016,230
1,375,000	Prestige Brands, Inc. ^	6.3750		3/1/2024	1,412,957
2,670,000	United Rentals North America, Inc.	5.8750		9/15/2026	2,801,137
					12,496,715
	ENERGY - 5.2%
2,000,000	Diamondback Energy, Inc.	2.8750		12/1/2024	2,003,218
2,150,000	Diamondback Energy, Inc.	5.3750		5/31/2025	2,214,635
3,250,000	Hess Midstream Operations LP ^	5.6250		2/15/2026	3,223,253
3,100,000	Parkland Fuel Corp. ^	6.0000		4/1/2026	3,184,677
2,950,000	PBF Holding Co. LLC / PBF Finance Corp.	7.2500		6/15/2025	2,684,810
600,000	TerraForm Power Operating LLC ^	5.0000		1/31/2028	626,889
					13,937,482
	FINANCIAL - 11.4%
1,830,000	Bank of America Corp., Quarterly US LIBOR +3.2900%	5.1250	*	Perpetual	1,805,192
1,250,000	Capital One Financial Corp.	2.6000		5/11/2023	1,309,332
1,750,000	Capital One Financial Corp.	3.2000		1/30/2023	1,844,377
1,500,000	CIT Group, Inc., SOFRRATE + 3.8270%	3.9290	*	6/19/2024	1,457,025
2,750,000	Discover Bank	3.3500		2/6/2023	2,903,014
2,105,000	First Horizon National Corp.	3.5500		5/26/2023	2,169,467
3,550,000	HAT Holdings I LLC / HAT Holdings II LLC ^	5.2500		7/15/2024	3,628,029
2,000,000	Iron Mountain, Inc. ^	5.2500		3/15/2028	1,994,630
1,400,000	JPMorgan Chase & Co., Quarterly US LIBOR +3.3000%	6.0000	*	Perpetual	1,414,933
1,815,000	Oaktree Specialty Lending Corp.	3.5000		2/25/2025	1,775,094
1,950,000	Quicken Loans, Inc. ^	5.7500		5/1/2025	1,998,545
2,040,000	Sabra Health Care LP	4.8000		6/1/2024	2,046,615

See accompanying notes to financial statements.

Boyd Watterson Limited Duration Enhanced Income Fund
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2020

Par Value		Coupon Rate (%)		Maturity	Fair Value
	CORPORATE BONDS - 53.0% (Cont.)
	FINANCIAL - 11.4% (Cont.)
$500,000	State Street Corp., Quarterly US LIBOR +3.5970%	5.2500	*	Perpetual	$477,298
1,533,000	Synovus Financial Corp., 5 Year USSW Rate +3.3790%	5.9000	*	2/7/2029	1,503,344
3,145,000	Tanger Properties LP	3.8750		12/1/2023	3,093,736
1,000,000	US Bancorp, Quarterly US LIBOR +3.4860%	5.1250	*	Perpetual	970,470
					30,391,101
	INDUSTRIAL - 10.7%
4,014,000	ATS Automation Tooling Systems, Inc. ^	6.5000		6/15/2023	4,043,684
2,600,000	BMC East LLC ^	5.5000		10/1/2024	2,628,977
3,250,000	BWX Technologies, Inc. ^	5.3750		7/15/2026	3,360,305
2,402,000	Graphic Packaging International LLC	4.8750		11/15/2022	2,488,508
3,181,000	Louisiana-Pacific Corp.	4.8750		9/15/2024	3,217,120
3,375,000	Masonite International Corp. ^	5.7500		9/15/2026	3,488,265
3,000,000	MasTec, Inc.	4.8750		3/15/2023	2,988,435
3,299,000	Mueller Water Products, Inc. ^	5.5000		6/15/2026	3,426,209
3,049,000	TriMas Corp. ^	4.8750		10/15/2025	3,062,858
					28,704,361
	TECHNOLOGIES - 1.5%
1,000,000	Open Text Corp. ^	5.8750		6/1/2026	1,039,925
2,685,000	Seagate HDD Cayman	4.8750		3/1/2024	2,879,763
					3,919,688

	TOTAL CORPORATE BONDS (Cost $141,927,386)				141,483,851

Par Value
	BANK LOANS - 7.1%
	BASIC MATERIALS - 0.7%
1,929,314	HB Fuller Co., Monthly US LIBOR +2.0000%	2.1900	*	10/21/2024	1,871,435

	COMMUNICATIONS - 2.9%
2,984,962	Charter Communications Operating LLC, Monthly US LIBOR +1.7500%	1.9300	*	2/1/2027	2,867,430
2,921,250	Nexstar Broadcasting, Inc., Monthly US LIBOR +2.7500%	2.9226	*	9/18/2026	2,804,400
2,000,000	T-Mobile USA, Inc., Monthly US LIBOR + 3.0000%	4.3311	*	4/1/2027	1,999,090
					7,670,920
	CONSUMER NON-CYCLICAL - 0.6%
1,500,000	Prestige Brands, Inc.,Quarterly US LIBOR +2.0000%	3.9500	*	1/26/2024	1,481,250

	FINANCIAL - 0.4%
997,449	Iron Mountain, Quarterly US LIBOR + 1.7500%	3.9501	*	1/2/2026	959,421

	INDUSTRIAL - 0.4%
1,160,618	Columbus McKinnon Corp., Quarterly US LIBOR +2.5000%	3.5000	*	1/31/2024	1,125,799

	TECHNOLOGY - 1.0%
2,984,733	Open Text Corp., Monthly US LIBOR +1.7500%	1.9283	*	5/30/2025	2,925,038

	UTILITIES - 1.1%
3,000,000	Vistra Energy, Monthly US LIBOR + 1.7500%	3.3534	*	12/31/2025	2,906,250

	TOTAL BANK LOANS (Cost $19,155,378)				18,940,113

Shares
	EXCHANGE TRADED FUND - 1.1%
30,000	SPDR Bloomberg Barclays High Yield Bond ETF				3,034,800
	TOTAL EXCHANGE TRADED FUND (Cost $3,062,874)

See accompanying notes to financial statements.

Boyd Watterson Limited Duration Enhanced Income Fund
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2020

Shares		Fair Value
	SHORT-TERM INVESTMENT - 3.8%
10,239,707	First American Government Obligations Fund - Class X, 0.09% **	$10,239,707
	TOTAL SHORT-TERM INVESTMENT (Cost $10,239,707)

	TOTAL INVESTMENTS (Cost $266,468,821) - 99.6%	$266,193,478
	ASSETS IN EXCESS OF OTHER LIABILITIES - 0.4%	961,964
	NET ASSETS - 100.0%	$267,155,442

LLC - Limited Liability Company

LP - Limited Partnership

SOFRRATE - Secured Overnight Funding Rate

USSW - United States Swap Rate

#	Variable rate, rate shown represents the rate shown at June 30, 2020.

*	Floating Rate, rate shown represents the rate at June 30, 2020.

**	Money Market fund; interest rate reflects seven-day effective yield on June 30, 2020.

^	Securities exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. June 30, 2020, these securities amounted to $124,503,746 or 46.61% of net assets.

See accompanying notes to financial statements.

Boyd Watterson Limited Duration Enhanced Income Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2020

ASSETS
Investment securities:
At cost	$266,468,821
At fair value	$266,193,478
Cash at broker for bank loans	7,275,807
Dividends and interest receivable	1,858,698
Receivable for fund shares sold	86,420
Prepaid expenses	17,241
TOTAL ASSETS	275,431,644

LIABILITIES
Payable for securities purchased	8,190,709
Investment advisory fees payable	28,614
Distributions (12b-) fees payable	1,402
Payable to related parties	24,360
Accrued expenses and other liabilities	31,117
TOTAL LIABILITIES	8,276,202
NET ASSETS	$267,155,442

Net Assets Consist Of:
Paid in capital ($0 par value, unlimited shares authorized)	$268,171,657
Accumulated losses	(1,016,215)
NET ASSETS	$267,155,442

Net Asset Value Per Share:
Class A Shares:
Net Assets	$2,480,965
Shares of beneficial interest outstanding *	250,898

Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$9.89
Maximum offering price per share (net asset value plus maximum sales charge of 2.25%)	$10.12

Class C Shares:
Net Assets	$3,682,953
Shares of beneficial interest outstanding *	371,967

Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$9.90

Class I Shares:
Net Assets	$33,653,448
Shares of beneficial interest outstanding *	3,403,284

Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$9.89

Class I2 Shares:
Net Assets	$227,338,076
Shares of beneficial interest outstanding *	22,841,419

Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$9.95

*	Unlimited number of shares of beneficial interest authorized, no par value.

See accompanying notes to financial statements.

Boyd Watterson Limited Duration Enhanced Income Fund
STATEMENT OF OPERATIONS
For the Year Ended June 30, 2020

INVESTMENT INCOME
Dividends	$39,246
Interest, net of amortization and accretion	8,781,261
TOTAL INVESTMENT INCOME	8,820,507

EXPENSES
Investment advisory fees	962,047
Distribution (12b-1) fees
Class A	18,146
Class C	36,895
Administrative services fees	343,373
Third party administration servicing fees	53,695
Transfer agent fees	39,591
Professional fees	29,866
Registration fees	27,050
Custodian fees	14,642
Compliance officer fees	12,324
Printing and postage expenses	7,279
Trustees’ fees and expenses	6,597
Other expenses	16,329
TOTAL EXPENSES	1,567,834

Less: Fees waived by the advisor	(473,869)

NET EXPENSES	1,093,965

NET INVESTMENT INCOME	7,726,542

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain from investments	1,594,368
Net change in unrealized depreciation on investments	(3,148,471)
NET REALIZED AND UNREALIZED LOSS FROM INVESTMENTS	(1,554,103)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,172,439

See accompanying notes to financial statements.

Boyd Watterson Limited Duration Enhanced Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	June 30, 2020	June 30, 2019
FROM OPERATIONS
Net investment income	$7,726,542	$6,690,826
Net realized gain (loss) from investments	1,594,368	(1,870,219)
Net change in unrealized appreciation (depreciation) on investments	(3,148,471)	4,768,462
Net increase in net assets resulting from operations	6,172,439	9,589,069

DISTRIBUTIONS TO SHAREHOLDERS
Total distribution paid
Class A *	(197,734)	(70,389)
Class C *	(80,423)	(23,667)
Class I	(945,502)	(383,286)
Class I2	(6,863,513)	(6,985,310)
Net decrease in net assets from distributions to shareholders	(8,087,172)	(7,462,652)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A *	1,532,970	9,768,261
Class C *	2,199,358	3,362,551
Class I	26,217,707	22,882,391
Class I2	33,950,684	46,681,463
Reinvestment of distributions to shareholders:
Class A *	197,734	70,389
Class C *	80,423	23,667
Class I	935,299	379,348
Class I2	6,102,180	6,097,004
Payments for shares redeemed:
Class A *	(8,724,773)	(282,615)
Class C *	(1,899,315)	(35,038)
Class I	(10,780,675)	(10,687,420)
Class I2	(13,266,700)	(5,084,011)
Net increase in net assets from shares of beneficial interest	36,544,892	73,175,990

TOTAL INCREASE IN NET ASSETS	34,630,159	75,302,407

NET ASSETS
Beginning of Year	232,525,283	157,222,876
End of Year	$267,155,442	$232,525,283

*	Fund class commenced operation on February 28, 2019.

See accompanying notes to financial statements.

Boyd Watterson Limited Duration Enhanced Income Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	June 30, 2020	June 30, 2019
SHARE ACTIVITY
Class A: *
Shares Sold	152,842	983,756
Shares Reinvested	20,036	7,074
Shares Redeemed	(884,357)	(28,453)
Net increase (decrease) in shares of beneficial interest outstanding	(711,479)	962,377

Class C: *
Shares Sold	219,730	337,315
Shares Reinvested	8,234	2,376
Shares Redeemed	(192,185)	(3,503)
Net increase in shares of beneficial interest outstanding	35,779	336,188

Class I:
Shares Sold	2,634,855	2,308,626
Shares Reinvested	95,569	38,484
Shares Redeemed	(1,089,398)	(1,076,421)
Net increase in shares of beneficial interest outstanding	1,641,026	1,270,689

Class I2:
Shares Sold	3,395,167	4,696,431
Shares Reinvested	619,798	618,285
Shares Redeemed	(1,361,043)	(511,770)
Net increase in shares of beneficial interest outstanding	2,653,922	4,802,946

*	Fund class commenced operation on February 28, 2019.

See accompanying notes to financial statements.

Boyd Watterson Limited Duration Enhanced Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Periods Presented

	Class A

	For the	For the
	Year Ended	Period Ended
	June 30, 2020	June 30, 2019 (1)

Net asset value, beginning of period	$9.96	$9.89
Activity from investment operations:
Net investment income (2)	0.28	0.10
Net realized and unrealized gain (loss) on investments	(0.05)	0.14
Total from investment operations	0.23	0.24
Less distributions from:
Net investment income	(0.30)	(0.17)
Total distributions	(0.30)	(0.17)
Net asset value, end of period	$9.89	$9.96
Total return (3)	2.34%	2.41	% (4)
Net assets, end of period (000s)	$2,481	$9,585
Ratio of gross expenses to average net assets (5)	0.88%	0.83	% (6)
Ratio of net expenses to average net assets (5)	0.88%	0.83	% (6)
Ratio of net investment income to average net assets	2.78%	3.28	% (6)
Portfolio Turnover Rate	70%	47	% (7)

(1)	The Boyd Watterson Limited Duration Enhanced Income Fund Class A commenced operations on February 28, 2019.

(2)	Per share amounts calculated using the average shares method, which more appropriately represents the per share data for the year or period.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(4)	Not annualized.

(5)	Does not include the expenses of other investment companies in which the Fund invests.

(6)	Annualized.

(7)	Portfolio turnover is based on the Fund as a whole.

See accompanying notes to financial statements.

Boyd Watterson Limited Duration Enhanced Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Periods Presented

	Class C

	For the	For the
	Year Ended	Period Ended
	June 30, 2020	June 30, 2019 (1)

Net asset value, beginning of period	$9.97	$9.89
Activity from investment operations:
Net investment income (2)	0.21	0.10
Net realized and unrealized gain (loss) on investments	(0.06)	0.14
Total from investment operations	0.15	0.24
Less distributions from:
Net investment income	(0.22)	(0.16)
Total distributions	(0.22)	(0.16)
Net asset value, end of period	$9.90	$9.97
Total return (3)	1.56%	2.46	% (4)
Net assets, end of period (000s)	$3,683	$3,351
Ratio of gross expenses to average net assets (5)	1.63%	1.58	% (6)
Ratio of net expenses to average net assets (5)	1.59%	1.58	% (6)
Ratio of net investment income to average net assets	2.08%	2.68	% (6)
Portfolio Turnover Rate	70%	47	% (7)

(1)	The Boyd Watterson Limited Duration Enhanced Income Fund Class C commenced operations on February 28, 2019.

(2)	Per share amounts calculated using the average shares method, which more appropriately represents the per share data for the year or period.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(4)	Not annualized.

(5)	Does not include the expenses of other investment companies in which the Fund invests.

(6)	Annualized.

(7)	Portfolio turnover is based on the Fund as a whole.

See accompanying notes to financial statements.

Boyd Watterson Limited Duration Enhanced Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Periods Presented

	Class I

	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2020	June 30, 2019	June 30, 2018	June 30, 2017 (1)

Net asset value, beginning of period	$9.97	$9.88	$10.02	$10.00
Activity from investment operations:
Net investment income (2)	0.30	0.34	0.37	0.07
Net realized and unrealized gain (loss) on investments	(0.05)	0.14	(0.19)	0.03
Total from investment operations	0.25	0.48	0.18	0.10
Less distributions from:
Net investment income	(0.33)	(0.39)	(0.32)	(0.08)
Total distributions	(0.33)	(0.39)	(0.32)	(0.08)
Net asset value, end of period	$9.89	$9.97	$9.88	$10.02
Total return (3)	2.58%	4.93%	1.79%	1.03	% (4)
Net assets, end of period (000s)	$33,653	$17,561	$4,858	$1,535
Ratio of gross expenses to average net assets (5,6)	0.63%	0.62%	0.62%	0.60	% (7)
Ratio of net expenses to average net assets (6)	0.60%	0.59%	0.55%	0.55	% (7)
Ratio of net investment income to average net assets	3.07%	3.43%	3.69%	3.48	% (7)
Portfolio Turnover Rate	70%	47%	73%	88	% (4)

(1)	The Boyd Watterson Limited Duration Enhanced Income Fund Class I commenced operations on April 13, 2017.

(2)	Per share amounts calculated using the average shares method, which more appropriately represents the per share data for the year or period.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(4)	Not annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Annualized.

See accompanying notes to financial statements.

Boyd Watterson Limited Duration Enhanced Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Periods Presented

	Class I2

	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2020	June 30, 2019	June 30, 2018	June 30, 2017 (1)

Net asset value, beginning of period	$10.01	$9.90	$10.03	$10.00
Activity from investment operations:
Net investment income (2)	0.33	0.36	0.38	0.29
Net realized and unrealized gain (loss) on investments	(0.06)	0.14	(0.19)	0.03
Total from investment operations	0.27	0.50	0.19	0.32
Less distributions from:
Net investment income	(0.33)	(0.39)	(0.32)	(0.29)
Total distributions	(0.33)	(0.39)	(0.32)	(0.29)
Net asset value, end of period	$9.95	$10.01	$9.90	$10.03
Total return (3)	2.77%	5.12%	1.89%	3.28	% (4)
Net assets, end of period (000s)	$227,338	$202,028	$152,365	$114,913
Ratio of gross expenses to average net assets (5,6)	0.63%	0.61%	0.61%	0.59	% (7)
Ratio of net expenses to average net assets (6)	0.40%	0.40%	0.40%	0.40	% (7)
Ratio of net investment income to average net assets	3.27%	3.60%	3.79%	3.19	% (7)
Portfolio Turnover Rate	70%	47%	73%	88	% (4)

(1)	The Boyd Watterson Limited Duration Enhanced Income Fund Class I2 commenced operations on July 29, 2016.

(2)	Per share amounts calculated using the average shares method, which more appropriately represents the per share data for the year or period.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(4)	Not annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Annualized.

See accompanying notes to financial statements.

Boyd Watterson Limited Duration Enhanced Income Fund
NOTES TO FINANCIAL STATEMENTS
June 30, 2020

1.	ORGANIZATION

Boyd Watterson Limited Duration Enhanced Income Fund (the ’‘Fund’’) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust III, a Delaware statutory trust organized on December 5, 2011 (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the ’’1940 Act’’). The Fund currently consists of four classes of shares. The Fund’s Class I2 is the successor to the Boyd Watterson Limited Duration Mid-Grade Fund, LLC, (the “Predecessor Fund”). The Predecessor Fund was organized under the laws of the State of Delaware as a limited liability company effective July 19, 2012 and commenced operations on July 15, 2013. Class I commenced operations on April 13, 2017. Class A and Class C commenced operations on February 28, 2019. The Predecessor Fund’s investment objective was to generate current income consistent with a strategy that focuses on capital preservation, without taking significant duration risk. The Fund seeks income generation as a principal objective and capital preservation and total return as secondary objectives.

Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (’‘GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standards Update (“ASU”) 2013-08.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Fund may fair value a particular bond if the advisor does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Short-term debt obligations having 60 days or less remaining until maturity, at the time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Boyd Watterson Limited Duration Enhanced Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2020

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value.

Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). Underlying open-end investment companies are valued at their respective net asset values as reported by such investment companies. The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the Underlying Funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Boyd Watterson Limited Duration Enhanced Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2020

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of June 30, 2020, for the Fund’s investments measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Asset Backed Securities	$—	$92,495,007	$—	$92,495,007
Corporate Bonds	—	141,483,851	—	141,483,851
Bank Loans	—	18,940,113	—	18,940,113
Exchange Traded Fund	3,034,800	—	—	3,034,800
Short-Term Investment	10,239,707	—	—	10,239,707
Total	$13,274,507	$252,918,971	$—	$266,193,478

The Fund did not hold any Level 3 securities during the period.

*	Refer to the Schedule of Investments for industry classifications.

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Gains and losses realized on principal payments of asset-backed securities and bank loans (paydown gains and losses) are classified as part of investment income.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and paid quarterly. Distributions from net realized capital gains if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset values per share of the Fund.

Federal Income Taxes – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code of 1986, as amended that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended June 30, 2017 through June 30, 2019 or expected to be taken in the Fund’s June 30, 2020 tax returns. The Fund identifies its major tax jurisdictions as U.S. federal, Ohio and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense of the Statement of Operations. During the year ended June 30, 2020, the Fund did not incur any interest or penalties.

Boyd Watterson Limited Duration Enhanced Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2020

Fixed Income Risk – When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Counterparty Credit Risk – The stability and liquidity of many derivative transactions depends in large part on the creditworthiness of the parties to the transactions. If a counterparty to such a transaction defaults, exercising contractual rights may involve delays or costs for the Fund. Furthermore, there is a risk that a counterparty could become the subject of insolvency proceedings, and that the recovery of securities and other assets from such counterparty will be delayed or be of a value less than the value of the securities or assets originally entrusted to such counterparty.

Bank Loans Risk – The market for bank loans may not be highly liquid and the Fund may have difficulty selling them. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower. Bank loans settle on a delayed basis (in some cases, longer than 7 days), potentially leading to the sale proceeds of such loans not being available to meet redemptions for a substantial period of time after the sale of the bank loans. The Fund may need a line of credit in order to meet redemptions during these periods, which may increase the Fund’s expenses. Certain bank loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the protections of federal securities laws, including anti-fraud provisions.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended June 30, 2020, cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments and U.S. Government securities, amounted to $196,415,036 and $113,823,279, respectively. Cost of purchases and proceeds from sales of U.S. Government securities, amounted to $33,958,741 and $44,006,494, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Boyd Watterson Asset Management, LLC serves as the Fund’s investment advisor (the “Advisor”). Pursuant to an advisory agreement with the Trust on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a fee computed and accrued daily and paid monthly, based on the Fund’s average daily net assets and is computed at the annual rate of 0.40%. Pursuant to the advisory agreement, the Fund accrued $962,047 in advisory fees for the year ended June 30, 2020.

The Advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund (“Waiver Agreement”) until at least October 31, 2020, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor)), will not exceed 0.89%, 1.59%, 0.60%, and 0.40%, of the daily average net assets attributable to Class A, Class C, Class I, and Class I2, shares, respectively. The Advisor may seek reimbursement for expenses waived or paid by it during the

Boyd Watterson Limited Duration Enhanced Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2020

prior years; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). For the year ended June 30, 2020, the Advisor waived fees in the amount of $473,869 pursuant to the Waiver Agreement.

The Board may terminate this expense reimbursement arrangement at any time. For the year ended June 30, 2018, the Advisor waived fees in the amount of $286,045 which is subject to recapture through June 30, 2021, pursuant to the Waiver Agreement. For the year ended June 30, 2019, the Advisor waived fees in the amount of $417,781 which is subject to recapture through June 30, 2022, pursuant to the Waiver Agreement. For the year ended June 30, 2020, the Advisor waived fees in the amount of $473,869, which is subject to recapture through June 30, 2023, pursuant to the Waiver Agreement.

The Trust has adopted the Trust’s Master Distribution and Shareholder Servicing Plan for Class A and Class C shares (the “Plans”). The Plans provide that a monthly service fee is calculated at an annual rate of 0.25% and 1.00% of its average daily net assets attributable the Fund’s Class A and Class C shares, respectively. Pursuant to the Plans, the Fund may compensate the securities dealers or other financial intermediaries, financial institutions, investment advisors, and others for activities primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing shareholders. The Plans further provide for periodic payments to brokers, dealers and other financial intermediaries, including insurance companies, for providing shareholder services and for promotional and other sales-related costs. Pursuant to the Plans, the table below shows the fees incurred during the year ended June 30, 2020:

Class	Distribution (12b-1) fee
Class A	$18,146
Class C	36,895

Northern Lights Distributors, LLC (the “Distributor” or “NLD”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund shares. During the year ended June 30, 2020, the Distributor received $0 in underwriting commissions.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”) an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to an administrative servicing agreement with GFS, the Fund pays GFS customary fees based on aggregate net assets of the Fund as described in the servicing agreement for providing administration, fund accounting, and transfer agency services to the Fund. In accordance with this agreement, prior to January 1, 2020, GFS paid for all other operating expenses for the Fund, including but not limited to legal fees, audit fees, compliance services and custody fees (“universal fee”). As of January 1, 2020, legal fees, audit fees, compliance services and custody fees were no longer paid as a universal fee. Certain officers of the Trust are also officers of GFS and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) an affiliate of GFS and the Distributor, provides a chief compliance officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust.

BluGiant, LLC (“BluGiant”) an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.

Compensation to Trustees. The total amount allocated to the Fund for the six months ended December 31, 2019 was $6,569 (as part of the universal fee). As of January 1, 2020, the compensation of trustees is no longer paid by the universal fee.

On February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including NLD, NLCS and Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

Boyd Watterson Limited Duration Enhanced Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2020

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The Statement of Assets and Liabilities represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $266,495,948 for the Fund, and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$3,217,837
Unrealized depreciation	(3,520,307)
Net unrealized depreciation	$(302,470)

The tax character of distributions paid for the years ended June 30, 2020 and June 30, 2019 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	June 30, 2020	June 30, 2019
Ordinary Income	$8,087,172	$7,462,652
Long-Term Capital Gain	—	—
Return of Capital	—	—
	$8,087,172	$7,462,652

As of June 30, 2020, the components of accumulated earnings on a tax basis were as follows:

		Post October			Unrealized	Total
Undistributed	Undistributed	Loss and Late	Capital Loss	Other Book/Tax	Appreciation/	Accumulated
Ordinary Income	Long-Term Gains	Year Loss	Carry Forwards	Differences	(Deprecation)	Earnings/(Deficits)
$361,528	$—	$—	$(1,096,958)	$21,685	$(302,470)	$(1,016,215)

The difference between book basis and tax basis undistributed net investment income, accumulated net realized losses, and unrealized depreciation from investments is primarily attributable to tax adjustments for contributions-in-kind and perpetual bonds.

At June 30, 2020, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total	CLCF Utilized
$—	$1,096,958	$1,096,958	$—

Permanent book and tax differences, primarily attributable to tax adjustments for contributions-in-kind and non-deductible expenses resulted in reclassifications for the Fund for the year ended June 30, 2020 as follows:

Accumulated
Paid in Capital	Earnings (Losses)
$(31,955)	$31,955

Boyd Watterson Limited Duration Enhanced Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2020

6.	LINE OF CREDIT

The Fund has a committed revolving line of credit agreement with PNC Bank for investment purposes and to help maintain the Fund’s liquidity, subject to the limitations of the 1940 Act for borrowings. The maximum amount of borrowing allowed under the agreement is $7,000,000. Borrowings are secured by assets held by the Fund at the custodian. The Fund has granted PNC Bank a first priority perfected security interest in the collateral pledged by the Fund. Borrowings under the PNC Bank agreement bear interest at a rate equal to the Daily LIBOR Rate plus applicable margin of 2.00%, per annum, on the outstanding principal balance. The PNC Bank agreement matures on October 31, 2020. For the year ended June 30, 2020, there were no borrowings for the Fund and no balance outstanding as of period-end.

7.	NEW ACCOUNTING PRONOUNCEMENT

In March 2017, the FASB issued ASU No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. During the year ended June 30, 2020, Management adopted this provision which did not have a material impact on the financial statements.

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Boyd Watterson Limited Duration Enhanced Income Fund and

Board of Trustees of Northern Lights Fund Trust III

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Boyd Watterson Limited Duration Enhanced Income Fund (the “Fund”), a series of Northern Lights Fund Trust III, as of June 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the four periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020, by correspondence with the custodian, agent banks, and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2016.

COHEN & COMPANY, LTD.
Cleveland, Ohio
August 27, 2020

C O H E N  &  C O M P A N Y ,  L T D.

800.229.1099 | 866.818.4535 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

Boyd Watterson Limited Duration Enhanced Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2020

Renewal of Advisory Agreement*

In connection with a meeting held on May 28th and 29th, 2020, the Board, including a majority of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act, discussed the renewal of the investment advisory agreement (the “Advisory Agreement”) between the Advisor and the Trust, with respect to the Fund. In considering the renewal of the Advisory Agreement, the Board received materials specifically relating to the Fund and the Advisory Agreement.

The Board relied upon the advice of independent legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The Board’s conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Board acknowledged that the Advisor was an independent employee owned advisory firm managing approximately $8.5 billion in assets and offering fixed income, real estate and equity investment strategies to a variety of clients. The Board evaluated the experience and credentials of the Advisor’s key investment personnel, taking into consideration their education, financial industry experience and credit investment expertise. The Board considered that the Advisor conducted continuous macro level fundamental research focused on duration management, yield curve positioning, sector allocation and security selection to develop and manage a portfolio designed to produce income with moderate risk levels. The Board discussed that the Advisor used both quantitative and qualitative measures, including multi-factor risk analysis, scenario analysis and performance attribution to identify, measure and manage portfolio risk. The Board noted that the Advisor’s risk measurement process included daily and monthly reviews, and security ratings were monitored daily. The Board acknowledged the work of the Advisor’s Best Execution Committee, noting that it approved broker-dealers based upon a review of the quality of the broker’s operational services and deliverable capabilities with respect to market coverage, quality and effectiveness of executions, research provided, financial status, reputation and commission structure. The Board concluded that it could expect the Advisor to continue to provide service to the Fund and its shareholders consistent with the objectives and risks described in the Fund’s materials.

Performance. The Board considered that the Fund outperformed its benchmark in the 1-year, 3-year and since inception periods, but underperformed its peer group and Morningstar category for the same periods. The Board acknowledged that the Fund had moved to a more defensive posture during 2019, which lowered overall returns, but decreased volatility resulting in the Fund’s position in the top quartile for the 1-year period Sharpe ratio. The Board considered that despite relative underperformance against its peers for the 1-year, 3-year and since inception periods, the Advisor had consistently delivered reasonable returns for the Fund with relatively low volatility, in alignment with the Fund’s investment objective of income generation and capital preservation. The Board discussed the Fund’s performance during the COVID-19 related market downturn, noting that from March 9, 2020 (the 2020 benchmark index peak date) to March 20, 2020 (the 2020 benchmark index bottom date) the Fund underperformed its benchmark returning -6.91%, but was able to recover during the period from March 20, 2020 to April 15, 2020, outperforming its benchmark index and returning 4.42%. The Board commented on the investments made by the Advisor at the bottom of the market that contributed to the Fund’s positive recovery and acknowledged the Advisor had demonstrated the ability to navigate extreme volatility during 2020. The Board concluded that the Advisor had the ability to provide reasonable returns for the Fund and its shareholders.

Boyd Watterson Limited Duration Enhanced Income Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2020

Fees and Expenses. The Board considered that the Fund’s advisory fee was lower than its peer group median and average and Morningstar category median and average. The Board also considered that the Fund’s net expense ratio was lower than the medians and averages of the peer group and Morningstar category. Given these considerations, the Board concluded that the Fund’s advisory fee compared favorably to its peers and was not unreasonable.

Economies of Scale. The Board discussed the size of the Fund, noting that the Advisor believed it would benefit from economies of scale when the Fund reached higher asset levels. The Board acknowledged that the fees and expenses for the Fund were currently below the peer group and Morningstar category averages. The Board agreed to monitor this issue and revisit it as the Fund continued to grow assets.

Profitability. The Board reviewed the Advisor’s profitability analysis provided by the advisor in connection with its advisory services to the Fund and noted that the Advisor was operating the Fund at a loss. The Board concluded, therefore, that excessive profitability for the Advisor was not an issue at this time.

Conclusion. Having requested and reviewed such information from the Advisor as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that renewal of the Advisory Agreement was in the best interests of the Fund and its shareholders.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Boyd Watterson Limited Duration Enhanced Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2020

The Trust held a Special Meeting (the “Special Meeting”) of its shareholders on August 12, 2019 for the purpose of electing trustees of the Trust. Although Patricia Luscombe and Jeffery D. Young have been serving as trustees by appointment since 2015, both were elected by the shareholders for an indefinite period at the Special Meeting. Ms. Luscombe and Mr. Young join James U. Jensen, John V. Palancia and Mark H. Taylor as duly elected trustees of the Trust.

At the close of business June 27, 2019, the record date for the Special Meeting, there were 374,510,202 outstanding shares of the Trust. Shares represented in person and by proxy at the Special Meeting equaled 78.67% of the outstanding shares of the Trust. Therefore, a quorum was present.

With respect to approval of the election of Patricia Luscombe, the following votes were cast:

For Approval	98.54%
Against Approval	0.00%
Abstained	1.46%

With respect to approval of the election of Jeffery D. Young, the following votes were cast:

For Approval	98.49%
Against Approval	0.00%
Abstained	1.51%

LIQUIDITY RISK MANAGEMENT PROGRAM

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal year ended June 30, 2020, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Fund’s investments and determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

Boyd Watterson Limited Duration Enhanced Income Fund
EXPENSE EXAMPLES (Unaudited)
June 30, 2020

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2020 to June 30, 2020 (the ’‘period’’).

Actual Expenses

The actual table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled ’‘Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The hypothetical table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period	During the Period
Actual	1/1/20	6/30/20	1/1/20 – 6/30/20 *	1/1/20 – 6/30/20
Class A	$1,000.00	$1,003.90	$4.36	0.88%
Class C	$1,000.00	$1,000.60	$7.91	1.59%
Class I	$1,000.00	$1,005.70	$2.99	0.60%
Class I2	$1,000.00	$1,006.60	$2.00	0.40%

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period	During the Period
(5% return before expenses)	1/1/20	6/30/20	1/1/20 – 6/30/20 *	1/1/20 – 6/30/20
Class A	$1,000.00	$1,020.51	$4.40	0.88%
Class C	$1,000.00	$1,016.96	$7.97	1.59%
Class I	$1,000.00	$1,021.88	$3.02	0.60%
Class I2	$1,000.00	$1,022.87	$2.01	0.40%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (366).

Boyd Watterson Limited Duration Enhanced Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2020

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation for at least the last five years. The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Gemini Fund Services, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees
Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex*	Other Directorships Held During Past 5 Years**
James U. Jensen 1944	Trustee	Since February 2012, Indefinite	Chief Executive Officer, ClearWater Law & Governance Group, LLC (an operating board governance consulting company) (since 2004).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Wasatch Funds Trust, (since 1986); University of Utah Research Foundation (April 2000 to May 2018); Agricon Global Corporation, formerly Bayhill Capital Corporation (large scale farming in Ghana, West Africa) (October 2009 to June 2014).
Patricia Luscombe 1961	Trustee	Since January 2015, Indefinite	Managing Director of the Valuations and Opinions Group, Lincoln International LLC (since August 2007).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015); Monetta Mutual Funds (since November 2015).
John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Indefinite; Chairman of the Board since May 2014.	Retired (since 2011); Formerly, Director of Global Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (1975-2011).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust (since 2011); Alternative Strategies Fund (since 2012).
Mark H. Taylor 1964	Trustee, Chairman of the Audit Committee	Since February 2012, Indefinite	Director, Lynn Pippenger School of Accountancy, Muma College of Business, University of South Florida (since August 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); Vice President-Finance, American Accounting Association (2017- 2020); President, Auditing Section of the American Accounting Association (2012-15); AICPA Auditing Standards Board Member (2009-2012). Former Academic Fellow, United States Securities and Exchange Commission (2005- 2006).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007); Alternative Strategies Fund (since June 2010).
Jeffery D. Young 1956	Trustee	Since January 2015, Indefinite	Co-owner and Vice President, Latin America Agriculture Development Corp. (since May 2015); Formerly Asst. Vice President - Transportation Systems, Union Pacific Railroad Company (June 1976 to April 2014); President, Celeritas Rail Consulting (since June 2014).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015); PS Technology, Inc. (2010-2013).

*	As of June 30, 2020, the Trust was comprised of 36 active portfolios managed by 15 unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

**	Only includes directorships held within the past 5 years in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act

6/30/20-NLFT III-v1

Boyd Watterson Limited Duration Enhanced Income Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2020

Officers of the Trust

Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
Richard Malinowski 1983	President	Since August 2017, indefinite	Senior Vice President and Senior Managing Counsel, Gemini Fund Services, LLC, (since 2020); Senior Vice President Legal Administration, Gemini Fund Services, LLC (2017-2020); Vice President and Counsel (2016-2017) and AVP and Staff Attorney (2012-2016).
Brian Curley 1970	Treasurer	Since February 2013, indefinite	Vice President, Gemini Fund Services, LLC (since 2015), Assistant Vice President, Gemini Fund Services, LLC (2012-2014); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008-2012); Senior Associate of Fund Administration, Morgan Stanley (1999-2008).
Eric Kane 1981	Secretary	Since November 2013, indefinite	Vice President and Managing Counsel, Gemini Fund Services, LLC (since 2020); Vice President and Counsel, Gemini Fund Services, LLC (2017-2020), Assistant Vice President, Gemini Fund Services, LLC (2014- 2017), Staff Attorney, Gemini Fund Services, LLC (2013-2014), Law Clerk, Gemini Fund Services, LLC (2009-2013), Legal Intern, NASDAQ OMX (2011), Hedge Fund Administrator, Gemini Fund Services, LLC (2008), Mutual Fund Accountant/Corporate Action Specialist, Gemini Fund Services, LLC (2006-2008).
William Kimme 1962	Chief Compliance Officer	Since February 2012, indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); Due Diligence and Compliance Consultant, Mick & Associates (2009-2011); Assistant Director, FINRA (2000-2009).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-345-9597.

6/30/20-NLFT III-v1

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST III

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■      Social Security number and income

■      assets, account transfers and transaction history

■      investment experience and risk tolerance

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes– such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes– to offer our products and services to you	NO	We don’t share.
For joint marketing with other financial companies	NO	We don’t share.
For our affiliates’ everyday business purposes– information about your transactions and experiences	NO	We don’t share.
For our affiliates’ everyday business purposes– information about your creditworthiness	NO	We don’t share.
For our affiliates to market to you	NO	We don’t share.
For nonaffiliates to market to you	NO	We don’t share.

Questions?	Call 1-888-339-4230

What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

■     open an account or give us contact information

■     provide account information or give us your income information

■     make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■     sharing for affiliates’ everyday business purposes—information about your creditworthiness

■     affiliates from using your information to market to you

■     sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Northern Lights Fund Trust III does not jointly market.

This Page Intentionally Left Blank.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-345-9597 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-877-345-9597.

INVESTMENT ADVISOR
Boyd Watterson Asset Management, LLC
1301 East 9th Street, Suite 2900
Cleveland, OH 44114

ADMINISTRATOR
Gemini Fund Services, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022-3474

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Mark H. Taylor is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Taylor is independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2020 - $18,000

2019 – $18,000

(b)	Audit-Related Fees

2020 - None

2019 – None

(c)	Tax Fees

2020 - $3,500

2019 – $3,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2020 - None

2019 – None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

  2020    2019

Audit-Related Fees:         0.00%   0.00%

Tax Fees:                       0.00%   0.00%

All Other Fees:               0.00%   0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2020 - $3,500

2019 - $ 3,500

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(a)(4) Not applicable.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Richard Malinowski

Richard Malinowski, Principal Executive Officer/President

Date 8/28/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Richard Malinowski

Richard Malinowski, Principal Executive Officer/President

Date 8/28/2020

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Financial Officer/Treasurer

Date 8/28/2020